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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2007


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                       0-21069                36-3574355
(State or other jurisdiction of         (Commission            (I.R.S.Employer
 incorporation or organization)         File Number)         Identification No.)


 718 University Ave., Suite 202 Los Gatos, CA                        95032
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   (Address of Principal Executive Offices)                        (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

      In a letter dated December 17, 2007, Semotus Solutions, Inc. ("we") received a written notice from the staff of the American Stock Exchange stating that we are not in compliance with Sections 1003(a)(ii) and 1003(a)(iii) of the Amex Company Guide because Amex staff has calculated that, despite our reporting shareholders' equity in excess of $6 million as of September 30, 2007, our current shareholders' equity is below the Exchange's quantitative listing standards and it has concerns that Semotus will be unable to regain and/or maintain compliance going forward. The Amex determination was partly based on the fact that as of September 30, 2007 our ownership of Innofone common stock was valued at $3.63 million on our balance sheet. However, since September 30, 2007, Innofone's common stock has declined and Amex has currently valued our ownership of Innofone at $932,500. Therefore, our total current shareholders' equity would be approximately $3.97 million, below the $6 million requirement.

      The Staff has therefore initiated delisting proceedings; unless we request a hearing on or before December 24, 2007, the securities of Semotus will be delisted from the American Stock Exchange. We have requested an appeal and hearing of the determination. Once filed, the appeal automatically stays the delisting of our common stock pending a hearing date, which is expected to be within 45 days, and Amex's decision.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits. The following exhibits are filed with this report:

Exhibit
Number   Description                              Location
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99.1     Press Release dated December 17, 2007.   Filed electronically herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              SEMOTUS SOLUTIONS, INC.

Date: December 21, 2007                       By: /s/ Anthony N. LaPine
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                                                  Anthony N. LaPine,
                                                  Chief Executive Officer